SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2001

                              ePHONE Telecom, Inc.
             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)


             000-27699                              98-020-4749
      (Commission File Number)           (IRS Employer Identification Number)

                              1145 Herndon Parkway
                                    Suite 100
                          Herndon, Virginia 20170-5535

                    (Address of Principal Executive Offices)

                                 (703) 787-7000
                     (Telephone Number, Including Area Code)

                                (Not Applicable)

          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On March 23, 2001, ePHONE Telecom, Inc. (the "Company") entered into a Settlement Agreement and Mutual General Release (the "Settlement Agreement") with Charles Yang, a former President of the Company, to resolve all claims and disputes between the Company and Mr. Yang, including all claims relating to Mr. Yang's employment by and separation from the Company. Pursuant to the terms of the Settlement Agreement, the Company agreed to pay Mr. Yang $400,000 in cash in installments by July 23, 2001, and issue Mr. Yang 400,000 shares of the Company's common stock.. A copy of the Settlement Agreement is attached to this Current Report as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.
                           --------

                  The exhibits listed in the Exhibit Index are filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ePHONE TELECOM, INC.

                                         By   /s/  Charlie Rodriguez
                                              ---------------------
                                              Charlie Rodriguez
                                              Chief Financial Officer and
                                              Vice President - Corporate Affairs

                                         Date: April 13, 2001

                                EXHIBIT INDEX

Exhibit No.                      Description

99.1 Settlement Agreement and Mutual General Release between Charlie Yang and ePHONE Telecom, Inc., dated March 23, 2001